Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURUSANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of eLuxuryHouse, Inc. (the “Company”) for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Douglas P. Haffer, Chief Executive Officer, and Eduardo A. Axtle, Jr., Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended: and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2009	/s/ DOUGLAS P. HAFFER
Douglas P. Haffer
Chief Executive Officer

/s/ EDUARDO A. AXTLE, JR.
Eduardo A. Axtle, Jr.
Chief Financial Officer